DELAWARE(SM)
INVESTMENTS
-----------

                                                        Delaware Cash Reserve



Money Market




                             [MONEY MARKET ARTWORK]




                                                         2001 SEMI-ANNUAL REPORT

                                   A TRADITION OF SOUND INVESTING SINCE 1929
                                   -----------------------------------------
TABLE OF CONTENTS
-----------------

LETTER TO SHAREHOLDERS                                          1

PORTFOLIO MANAGEMENT
REVIEW                                                          3

PERFORMANCE SUMMARY                                             5

FINANCIAL STATEMENTS

  Statement of Net Assets                                       6

  Statement of Operations                                       8

  Statements of Changes in
  Net Assets                                                    9

  Financial Highlights                                         10

  Notes to Financial Statements                                12



A Commitment To Our Investors

Experienced

[ ] Our seasoned investment professionals average more than 11 years' experience.

[ ] We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a full range of economic and market environments.

Disciplined

[ ] We follow strict investment policies and clear buy/sell guidelines.

[ ] We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent

[ ] We clearly articulate our investment policies and follow them consistently.

[ ] Our commitment to consistency has earned us the confidence of discriminating institutional and individual investors to manage more than $44 billion in assets as of September 30, 2000.

Comprehensive

[ ] We offer more than 70 mutual funds in these asset classes.

   o Large-cap equity                 o High-yield bonds
   o Mid-cap equity                   o Investment grade bonds
   o Small-cap equity                 o Municipal bonds (23 single-state funds)
   o International equity             o International fixed-income
   o Balanced

[ ] Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.




Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder

"WE BELIEVE MONEY
MARKET FUNDS OFFER
INVESTORS LESS RISK
OF LOSING PRINCIPAL
COMPARED TO EQUITY
INVESTMENTS, ESPECIALLY
DURING PERIODS OF
MARKET VOLATILITY."


November 6, 2000

Recap of Events - Throughout most of the Fund's six-month period ended September 30, 2000, rising interest rates and inflation worries contributed to extreme volatility in the U.S. stock markets. Money market funds, however, generally benefited from the turbulent market conditions, as many investors, concerned with market volatility, began seeking a higher degree of safety and liquidity of their principal.

Turmoil first struck the markets in mid-April and May 2000 as investors began to question some companies' sky-high valuations, especially those companies without any posted earnings or prospect of earnings in the near future. The Federal Reserve Board, meanwhile, continued its effort to slow down the U.S. economy by increasing interest rates, with the last rate hike coming on May 16th.

During periods of market uncertainty, investors, looking to protect their principal, often seek higher-quality, less volatile investments, such as money market funds. During the past six months, money market funds began capturing higher yields compared to U.S. government bonds, which also can draw the attention of investors for similar reasons. As of September 30, 2000, 30-year U.S. Treasuries were yielding 5.88%* (Source: Bloomberg), while according to Lipper Inc., the average money market fund had a 7-day SEC yield of 5.93% for the same period. Delaware Cash Reserve's performance matched that of its peers, posting a 7-day yield of 5.93% on September 30, 2000. Unlike longer-term bond funds, money market funds strive to keep their net asset values at $1 per share. We believe money market funds offer investors less risk of losing principal compared to equity investments, especially during periods of market volatility.


Total Return
For The Period Ended September 30, 2000                      Six Months
---------------------------------------------------------------------------
Delaware Cash Reserve Class A Shares                           +2.92%
---------------------------------------------------------------------------
U.S. Consumer Price Index                                      +1.46%
Lipper Money Market Funds Average (371 funds)                  +2.86%
---------------------------------------------------------------------------

All performance shown above assumes reinvestment of dividends. Performance information for all Fund classes can be found on page 5. The U.S. Consumer Price Index is calculated by the U.S. Department of Labor and represents the change in the price of goods and services for all urban consumers. The Lipper category represents the average returns of money market funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.) you cannot invest directly in an index. Past performance is not a guarantee of future results.

*Unlike money market funds, U.S. Treasuries are guaranteed as to the payment of principal and interest by the U.S. government.

Delaware Cash Reserve reacted positively to the Fed's series of interest rate increases and delivered a total return of +2.92% (Class A shares with dividends reinvested) for the six-month period ended September 30, 2000. The Fund outperformed its peer group, measured by the Lipper Money Market Funds Average, which posted a +2.86% return for the same period. The Fund continues to invest strictly in high quality money market securities while striving to maximize income, preserve principal and maintain liquidity.

Market Outlook - While there is evidence that the economy may be slowing to what is expected to be a more sustainable rate of growth, the Fed won't say it is satisfied with its tightening efforts to thwart inflation. However, since the Fed left rates untouched at its last three meetings, we believe we have seen the end of interest rate increases at least for this year. In this environment, we believe that money market funds, such as Delaware Cash Reserve, will remain an attractive short-term investment for investors seeking liquidity or stability of their investment.

On the pages that follow, Delaware Cash Reserve Fund manager, Cynthia Isom, discusses your Fund's performance over the past six months and provides her outlook for the money markets.

As always, we thank you for remaining committed to Delaware Investments.

Sincerely,

/s/ Wane A. Stork                        /s/ David K. Downes
------------------------                 -------------------------
Wayne A. Stork                           David K. Downes
Chairman,                                President and Chief Executive Officer,
Delaware Investments Family of Funds     Delaware Investments Family of Funds


[Money Market Artwork]

PORTFOLIO MANAGEMENT REVIEW
---------------------------

Cynthia I. Isom
Portfolio Manager
November 6, 2000


"WE BELIEVE THAT
INVESTORS SEEKING
TO KEEP A PORTION OF
THEIR ASSETS LIQUID,
WILL BE WELL-SERVED
INVESTING IN A MONEY
MARKET FUND."


The Fund's Results

When fixed-income securities and equity investments experience greater volatility, as they have during the past six months, investors often expect their money market funds to provide a reliable cushion of stability. We believe Delaware Cash Reserve is a potential safe harbor during times of market turbulence as your Fund is managed to minimize risk to principal while providing a regular stream of income.

Over the six-month period ended September 30, 2000, money markets benefited from the extraordinary volatility in the stock market and from the Federal Reserve Board's more restrictive monetary policy. Erratic equity markets and higher interest rates helped to increase yields on money market funds, making them more attractive to investors. As of September 30, 2000, Delaware Cash Reserve's 7-day yield was 5.93%, up from 5.34% on March 31, 2000.

We believe that investors seeking to keep a portion of their assets liquid, will be well-served investing in a money market fund.

Portfolio Highlights

In order to remain consistent with the Fund's investment objective, we continued to invest strictly in money market instruments with the highest credit ratings. In our opinion, your Fund has benefited from this strategy as Delaware Cash Reserve, in June 2000, ranked in the top quartile for Gross Return money funds for the second consecutive quarter (Source: iMoneyNet, Inc.).

While the Securities and Exchange Commission (SEC) permits money market funds to have a maturity as long as 90 days, during the period, we believed it was prudent to stay a bit shorter. As interest rates rose in 1999, we steadily reduced the Fund's maturity to capture higher yields. In August 2000, however, we began increasing the Fund's average maturity, as we felt confident that the Fed was finished raising interest rates for the near term. We increased the average maturity from a 44-day range at mid-year to approximately 63 days as of September 30, 2000. We see maturity staying within this range and only plan to shorten it when we see a significant yield advantage in doing so.

Most of the Fund's net assets are invested in commercial paper. As of September 30, 2000, commercial paper comprised 72% of the portfolio. Commercial paper is a short-term debt obligation issued by corporations and banks. At present, we believe it is prudent to hold most of the Fund's assets in high quality money market instruments because they offer a relatively safe and highly liquid investment.

"WE ARE OPTIMISTIC THAT
THE NEXT SIX MONTHS
WILL CONTINUE TO
PROVIDE A FAVORABLE
ENVIRONMENT FOR THE
MONEY MARKETS."


Outlook

We are optimistic that the next six months will continue to provide a favorable environment for the money markets. We believe we will continue to see evidence of a slowing economy and do not anticipate further interest rate hikes this year. We intend to keep a watchful eye on changes in consumer and producer prices to gauge the potential effect on the markets and the Fed's interest rate policy. In our opinion, your Fund is well positioned in the current environment.

Potential Benefits of Delaware Cash Reserve

Delaware Cash Reserve is a money market mutual fund that invests in short-term obligations from creditworthy corporations and/or from state governments or the federal government. The Fund offers several potentially compelling advantages:

o Relative safety - Your investment is managed to preserve principal, which can be especially beneficial during volatile markets (although it is always possible to lose principal, even in a money market fund);

o Checkwriting privileges - You have the ability to write checks against your account;*

o Current income - The Fund seeks stability of your principal and also a yield above the inflation rate;

o Convenient access to other funds in the Delaware Investments Family of Funds - Investing in other Delaware Investments mutual funds can be as easy as making a toll-free call.**

Whether you wish to preserve capital for a specific financial goal or balance the risks of stock funds and bond funds in a long-term portfolio, you may be well-served by Delaware Cash Reserve money market fund. Investors should be aware that money market funds are not FDIC insured or bank guaranteed. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

We encourage you to consider your Delaware Cash Reserve investment in the context of your entire portfolio. Talk to your financial adviser about how Delaware Investments' wide spectrum of equity and fixed-income mutual funds may complement your investment in Delaware Cash Reserve, helping you build wealth and protect your portfolio from the long-term impact of inflation. Find out how we can help shape your future today.

 *For investors of Class A shares only.
**When exchanging money from Delaware Cash Reserve to another fund, you may incur a sales charge.
For a prospectus for any Delaware Investments mutual fund, contact your financial adviser or call Delaware Investments at 1.800.523.1918. The prospectus contains complete information, including fees and expenses. Please read it carefully before you invest. The Fund's exchange offer is subject to termination and its terms are subject to change.


[MONEY MARKET  ARTWORK]

FUND BASICS
-----------

Fund Objectives
The Fund seeks to maximize current
income while preserving principal
and maintaining liquidity.

Total Fund Assets
As of September 30, 2000
$604.48 million

Number of Holdings
57

Fund Start Date
June 30, 1978

Your Fund Manager

Cynthia Isom holds a bachelor's
degree from Vassar College. After
eight years in the securities
business, she joined Delaware
Investments in 1985 as a trader of
money market, high-grade, and
Treasury securities.

Nasdaq Symbol
Class A  DCRXX

CUSIP Numbers
Consultant Class  245910-20-3
Class B           245910-30-2
Class C           245910-40-1



DELAWARE CASH RESERVE PERFORMANCE
---------------------------------

Average Annual Total Returns
Through September 30, 2000                                                            7-Day Yield
                                    Lifetime    10 Years    Five Years   One Year  September 30, 2000
-----------------------------------------------------------------------------------------------------
Class A (Est. 6/30/78)               +7.35%      +4.46%       +4.83%      +5.51%         +5.93%
-----------------------------------------------------------------------------------------------------
Consultant Class (Est. 3/10/88)      +7.18%      +4.20%       +4.57%      +5.25%         +5.71%
-----------------------------------------------------------------------------------------------------
Class B (Est. 5/2/94)
   Excluding Sales Charge            +3.72%                   +3.79%      +4.47%         +4.97%
   Including Sales Charge            +3.72%                   +3.45%      -0.53%
-----------------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge            +3.79%                               +4.47%         +4.97%
   Including Sales Charge            +3.79%                               +3.47%
-----------------------------------------------------------------------------------------------------

All performance reflects reinvestment of dividends. An investment in Delaware Cash Reserve is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in Delaware Cash Reserve. Returns and yields will fluctuate. Past performance is not a guarantee of future results.

Class A shares are available without sales charges or any 12b-1 fee.

Consultant Class shares are available without a sales charge. Performance after March 10, 1988 reflects the impact of a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Delaware Cash Reserve Class B and Class C shares are available only as part of an overall investment program using Class B or Class C shares of other funds. Direct investment into Delaware Cash Reserve Class B or Class C shares may be made only when establishing a Wealth Builder plan. Performance, excluding sales charges, for Class B and Class C shares, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

Statement of Net Assets


DELAWARE CASH RESERVE
---------------------

                                                     Principal       Market
September 30, 2000 (Unaudited)                         Amount        Value
-----------------------------------------------------------------------------
Commercial Paper - 71.89%
Financial Services - 28.22%
Allianz of America
  6.50% 11/8/00 ..............................     $11,000,000   $ 10,924,528
  6.55% 10/6/00 ..............................      10,000,000      9,990,903
Fleet Funding 6.48% 12/8/00 ..................       5,000,000      4,938,800
General Electric Capital 6.47% 3/8/01 ........      10,000,000      9,716,039
Home Depot Real Estate
  6.78% 11/6/00 ..............................      10,000,000      9,932,200
  6.78% 11/21/00 .............................      18,206,000     18,034,270
ING America Insurance Holding
  6.53% 10/11/00 .............................      20,000,000     19,963,750
Marsh USA 6.66% 12/4/00 ......................      10,000,000      9,881,600
Motorola Credit 6.46% 11/29/00 ...............       7,000,000      6,925,889
Standard Life Funding
  6.50% 12/15/00 .............................       8,000,000      7,891,667
  6.60% 1/9/01 ...............................      10,000,000      9,816,667
  6.66% 12/6/00 ..............................      10,000,000      9,877,900
Swiss Re Financial Products
  6.48% 12/5/00 ..............................       5,000,000      4,941,500
  6.48% 12/7/00 ..............................       8,000,000      7,903,520
USAA Capital Corporation
  6.46% 11/13/00 .............................      10,000,000      9,922,839
WestPac Trust
  6.00% 10/13/00 .............................      10,000,000      9,980,000
  6.04% 10/23/00 .............................      10,000,000      9,963,089
                                                                 ------------
                                                                  170,605,161
                                                                 ------------
Industrial - 18.58%
AT&T Corporation 6.48% 2/23/01 ...............       6,300,000      6,135,570
Fleet Funding 6.50% 10/10/00 .................      10,924,000     10,906,249
Gannett
  6.47% 11/7/00 ..............................      10,000,000      9,933,503
  6.50% 11/21/00 .............................      10,000,000      9,907,917
Henkel Corporation
  6.47% 11/13/00 .............................      10,000,000      9,922,719
  6.49% 12/14/00 .............................       5,464,000      5,391,107
Hubbell 6.70% 10/2/00 ........................      25,200,000     25,195,310
Koch Industries 6.70% 10/2/00 ................      25,000,000     24,995,347
Motorola 6.52% 11/8/00 .......................      10,000,000      9,931,178
                                                                 ------------
                                                                  112,318,900
                                                                 ------------

                                                     Principal       Market
                                                       Amount        Value
-----------------------------------------------------------------------------
Commercial Paper (continued)
Mortgage Bankers & Brokers - 25.09%
Bank of America
  6.55% 2/27/01 ..............................     $10,000,000   $ 9,728,903
  6.66% 12/12/00 .............................      10,000,000     9,866,800
Bear Stearns
  6.48% 12/14/00 .............................      10,000,000     9,866,800
  6.625% 10/26/00 ............................       8,000,000     7,963,194
Credit Suisse First Boston
  6.47% 3/7/01 ...............................      10,000,000     9,717,836
  6.51% 1/26/01 ..............................      10,000,000     9,788,425
Den Danske 6.49% 11/13/00 ....................      10,000,000     9,922,481
Goldman Sachs Group
  6.46% 2/16/01 ..............................      10,000,000     9,752,367
  6.53% 11/15/00 .............................       8,000,000     7,934,700
  6.66% 11/6/00 ..............................      10,000,000     9,933,400
Merrill Lynch
  6.52% 10/16/00 .............................      10,000,000     9,972,833
  6.60% 2/1/01 ...............................       8,000,000     7,819,600
Morgan Stanley Dean Witter
  6.51% 2/14/01 ..............................      10,000,000     9,754,067
  6.54% 12/12/00 .............................      10,000,000     9,869,200
Societe Generale North America
  6.49% 2/5/01 ...............................      10,000,000     9,771,047
Swiss Re Financial Products
  6.53% 10/10/00 .............................      10,000,000     9,983,675
                                                                 -----------
                                                                 151,645,328
                                                                 -----------
Total Commercial Paper                                           434,569,389
                                                                 -----------
Certificates of Deposit - 11.26%
American Express Centurion
  6.54% 10/6/00 ..............................      10,000,000    10,000,000
  6.54% 10/18/00 .............................      10,000,000    10,000,000
Bank of New York 7.22% 5/9/01 ................       3,000,000     2,999,829
Bank One
  6.90% 8/6/01 ...............................      10,000,000    10,000,000
  6.99% 11/22/00 .............................      10,000,000    10,000,000
Wilmington Trust
  6.35% 10/11/00 .............................      10,000,000    10,000,000
  6.62% 12/27/00 .............................       5,000,000     5,000,130
  6.68% 1/21/01 ..............................      10,000,000    10,000,000
                                                                 -----------
Total Certificates of Deposit ................                    67,999,959
                                                                 ===========

                                                      Principal     Market
Delaware Cash Reserve                                  Amount        Value
-----------------------------------------------------------------------------
 Short-Term Time Deposits - 6.49%
 Branch Banking & Trust 6.688% 10/2/00 ............ $19,259,000  $ 19,259,000
 Suntrust Bank 6.719% 10/2/00 .....................  20,000,000    20,000,000
                                                                 ------------
 Total Short-Term Time Deposits ...................                39,259,000
                                                                 ------------
*Floating Rate Notes - 4.96%
 AT&T Corporation 6.66% 7/19/01 ...................  10,000,000    10,000,000
 Bank of America 6.65% 4/27/01 ....................  10,000,000    10,000,000
 Emerson Electric 6.57% 6/6/01 ....................  10,000,000    10,000,000
                                                                 ------------
 Total Floating Rate Notes ........................                30,000,000
                                                                 ------------
 Yankee CDs - 3.31%
 Commerzbank 6.65% 3/27/01 ........................  10,000,000    10,000,476
 Deutsche Bank 6.89% 8/20/01 ......................  10,000,000     9,997,143
                                                                 ------------
 Total Yankee CDs .................................                19,997,619
                                                                 ------------
 Total Market Value of Securities - 97.91%
   (cost $591,825,967)** ..........................               591,825,967
 Receivables and Other Assets
   Net of Liabilities - 2.09% .....................                12,655,000
                                                                 ------------
 Net Assets Applicable to 604,473,534
   Shares Outstanding - 100.00% ...................              $604,480,967
                                                                 ============


 Net Asset Value - Delaware Cash Reserve
   A Class ($548,737,472 / 548,727,715 Shares) ....                     $1.00
                                                                        -----
 Net Asset Value - Delaware Cash Reserve
   B Class ($17,733,494 / 17,731,288 Shares) ......                     $1.00
                                                                        -----
 Net Asset Value - Delaware Cash Reserve
   C Class ($6,045,773 / 6,052,069 Shares) ........                     $1.00
                                                                        -----
 Net Asset Value - Delaware Cash Reserve
   Consultant Class
   ($31,964,228 / 31,962,462 Shares) ..............                     $1.00
                                                                        -----

----------------------
 *Floating Rate Notes - The interest rate shown is the rate as of September 30, 2000 and the maturity date shown is the longer of the next interest readjustment date or the date the principal amount shown can be recovered through demand.
**Also the cost for federal income tax purposes.


                             See accompanying notes

Statement of Operations


Six Months Ended September 30, 2000 (Unaudited)            Delaware Cash Reserve
--------------------------------------------------------------------------------
Investment Income:
Interest .................................................          $19,836,937

Expenses:
Management fees ..........................................$1,320,484
Dividend disbursing and transfer agent fees and expenses .   943,800
Distribution expense .....................................   174,692
Accounting and administration ............................   107,855
Reports and statements to shareholders ...................   132,000
Registration fees ........................................    80,000
Custodian fees ...........................................    33,480
Professional fees ........................................     6,000
Trustees' fees ...........................................     3,000
Other ....................................................    11,663
                                                          ----------
                                                                      2,812,974
Less expenses paid indirectly ............................              (17,354)
                                                                    -----------
Total expenses ...........................................            2,795,620
                                                                    -----------

Net Investment Income ....................................           17,041,317
                                                                    -----------

Net Increase in Net Assets Resulting from Operations .....          $17,041,317
                                                                    ===========

                             See accompanying notes

Statements of Changes in Net Assets


                                                           Delaware Cash Reserve
--------------------------------------------------------------------------------
                                                      Six Months
                                                         Ended       Year Ended
                                                        9/30/00        3/31/00
                                                      (Unaudited)

Increase in Net Assets from Operations:
Net investment income ............................. $ 17,041,317   $ 29,434,162
                                                    ---------------------------
Dividends to Shareholders from:
Net investment income:
   A Class ........................................  (15,503,900)   (26,634,022)
   B Class ........................................     (453,764)      (912,198)
   C Class ........................................     (181,993)      (351,304)
   Consultant Class ...............................     (901,660)    (1,536,638)
                                                    ---------------------------
                                                     (17,041,317)   (29,434,162)
                                                    ---------------------------
Capital Share Transactions:
Proceeds from shares sold:
   A Class ........................................  491,382,414  1,671,713,220
   B Class ........................................   23,955,737     76,974,959
   C Class ........................................   30,256,942    114,902,183
   Consultant Class ...............................   32,205,560    110,646,645

Net asset value of shares issued upon reinvestment
 of dividends from net investment income:
   A Class ........................................   14,741,292     24,643,299
   B Class ........................................      365,625        753,577
   C Class ........................................      140,955        303,226
   Consultant Class ...............................      858,660      1,430,281
                                                    ---------------------------
                                                     593,907,185  2,001,367,390
                                                    ---------------------------
Cost of shares repurchased:
   A Class ........................................ (523,581,247)(1,718,412,277)
   B Class ........................................  (29,937,806)   (74,287,569)
   C Class ........................................  (32,110,141)  (118,578,432)
   Consultant Class ...............................  (33,748,347)  (122,160,648)
                                                    ---------------------------
                                                    (619,377,541)(2,033,438,926)
                                                    ---------------------------
Decrease in net assets derived from capital share
transactions ......................................  (25,470,356)   (32,071,536)
                                                    ---------------------------
Net Decrease in Net Assets ........................  (25,470,356)   (32,071,536)
                                                    ---------------------------
Net Assets:
Beginning of period ...............................  629,951,323    662,022,859
                                                    ---------------------------
End of period ..................................... $604,480,967  $ 629,951,323
                                                    ===========================

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                         Delaware Cash Reserve A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                                Ended                              Year Ended
                                                              9/30/00(2)   3/31/00      3/31/99     3/31/98      3/31/97     3/31/96
                                                             (Unaudited)
Net asset value, beginning of period .......................   $1.000      $1.000       $1.000      $1.000       $1.000      $1.000

Income from investment operations:
  Net investment income ....................................    0.029       0.046        0.045       0.048        0.045       0.049
                                                              ----------------------------------------------------------------------
  Total from investment operations .........................    0.029       0.046        0.045       0.048        0.045       0.049
                                                              ----------------------------------------------------------------------

Less dividends:
  Dividends from net investment income .....................   (0.029)     (0.046)      (0.045)     (0.048)      (0.045)     (0.049)
                                                              ----------------------------------------------------------------------
  Total dividends ..........................................   (0.029)     (0.046)      (0.045)     (0.048)      (0.045)     (0.049)
                                                              ----------------------------------------------------------------------

Net asset value, end of period .............................   $1.000      $1.000       $1.000      $1.000       $1.000      $1.000
                                                              ======================================================================

Total return(1) ............................................    2.92%       4.69%        4.61%       4.88%        4.61%       5.01%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................. $548,737    $566,193     $588,249    $524,477     $594,877    $585,485
  Ratio of expenses to average net assets ..................    0.88%       0.91%        0.90%       0.88%        0.88%       0.95%
  Ratio of net investment income to average net assets .....    5.76%       4.59%        4.51%       4.78%        4.52%       4.90%

                                                                                Delaware Cash Reserve B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                                Ended                            Year Ended
                                                              9/30/00(2)  3/31/00      3/31/99     3/31/98      3/31/97     3/31/96
                                                             (Unaudited)
Net asset value, beginning of period                           $1.000      $1.000       $1.000      $1.000       $1.000      $1.000

Income from investment operations:
  Net investment income ....................................    0.024       0.036        0.035       0.038        0.035       0.039
                                                              ----------------------------------------------------------------------
  Total from investment operations .........................    0.024       0.036        0.035       0.038        0.035       0.039
                                                              ----------------------------------------------------------------------

Less dividends:
  Dividends from net investment income .....................   (0.024)     (0.036)      (0.035)     (0.038)      (0.035)     (0.039)
                                                              ----------------------------------------------------------------------
  Total dividends ..........................................   (0.024)     (0.036)      (0.035)     (0.038)      (0.035)     (0.039)
                                                              ----------------------------------------------------------------------

Net asset value, end of period .............................   $1.000      $1.000       $1.000      $1.000       $1.000      $1.000
                                                              ----------------------------------------------------------------------

Total return(1) ............................................    2.41%       3.65%        3.57%       3.84%        3.58%       3.97%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..................  $17,733     $23,349      $19,908      $6,522      $12,988      $8,127
  Ratio of expenses to average net assets ..................    1.88%       1.91%        1.90%       1.88%        1.88%       1.95%
  Ratio of net investment income to average net assets .....    4.76%       3.59%        3.51%       3.78%        3.52%       3.90%

----------------------
(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and, for Class B, does not reflect the impact of a sales charge.
(2)  Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                         Delaware Cash Reserve C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months                                                     Period
                                                               Ended                       Year Ended                    11/29/95 to
                                                             9/30/00(3)   3/31/00      3/31/99     3/31/98      3/31/97   3/31/96(1)
                                                            (Unaudited)

Net asset value, beginning of period .......................   $1.000      $1.000       $1.000      $1.000       $1.000      $1.000

Income from investment operations:
  Net investment income ....................................    0.024       0.036        0.035       0.038        0.035       0.012
                                                              ----------------------------------------------------------------------
  Total from investment operations .........................    0.024       0.036        0.035       0.038        0.035       0.012
                                                              ----------------------------------------------------------------------

Less dividends:
  Dividends from net investment income .....................   (0.024)     (0.036)      (0.035)     (0.038)      (0.035)     (0.012)
                                                              ----------------------------------------------------------------------
  Total dividends ..........................................   (0.024)     (0.036)      (0.035)     (0.038)      (0.035)     (0.012)
                                                              ----------------------------------------------------------------------

Net asset value, end of period .............................   $1.000      $1.000       $1.000      $1.000       $1.000      $1.000
                                                              ======================================================================

Total return(2) ............................................    2.41%       3.65%        3.58%       3.84%        3.58%       1.24%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..................   $6,046      $7,760      $11,134      $3,702       $2,799        $304
  Ratio of expenses to average net assets ..................    1.88%       1.91%        1.90%       1.88%        1.88%       1.95%
  Ratio of net investment income to average net assets .....    4.76%       3.59%        3.51%       3.78%        3.52%       3.90%

                                                                                Delaware Cash Reserve Consultant Class
------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                                 Ended                            Year Ended
                                                              9/30/00(3)  3/31/00      3/31/99     3/31/98      3/31/97      3/31/96
                                                              (Unaudited)

Net asset value, beginning of period .......................   $1.000      $1.000       $1.000      $1.000       $1.000      $1.000

Income from investment operations:
  Net investment income ....................................    0.028       0.043        0.043       0.045        0.043       0.047
                                                              ----------------------------------------------------------------------
  Total from investment operations .........................    0.028       0.043        0.043       0.045        0.043       0.047
                                                              ----------------------------------------------------------------------

Less dividends:
  Dividends from net investment income .....................   (0.028)     (0.043)      (0.043)     (0.045)      (0.043)     (0.047)
                                                              ----------------------------------------------------------------------
  Total dividends ..........................................   (0.028)     (0.043)      (0.043)     (0.045)      (0.043)     (0.047)
                                                              ----------------------------------------------------------------------

Net asset value, end of period .............................   $1.000      $1.000       $1.000      $1.000       $1.000      $1.000
                                                              ======================================================================

Total return(2) ............................................    2.79%       4.43%        4.35%       4.62%        4.36%       4.75%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..................  $31,964     $32,648      $42,732     $40,037      $23,468     $20,344
  Ratio of expenses to average net assets ..................    1.13%       1.16%        1.15%       1.13%        1.13%       1.20%
  Ratio of net investment income to average net assets .....    5.51%       4.34%        4.26%       4.53%        4.27%       4.65%

----------------------
(1) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and, for Class C, does not reflect the impact of a sales charge.
(3)  Ratios have been annualized and total return has not been annualized.

                             See accompanying notes

Notes to Financial Statements

September 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
Delaware Cash Reserve (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Delaware business trust and offers four classes of shares. The Delaware Cash Reserve A Class and the Delaware Cash Reserve Consultant Class have no sales charge. The Delaware Cash Reserve B Class carries a back-end deferred sales charge and the Delaware Cash Reserve C Class carries a level load deferred sales charge.

The Fund's objective is to seek to provide maximum current income while preserving principal and maintaining liquidity. It seeks to achieve its objective by investing in high-quality money market instruments with maturities of no more than 13 months. Though there is no guarantee that this goal will be met, the Fund strives to maintain a stable net asset value of $1.00.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - Securities are valued at amortized cost, which approximates market value.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting - Investment income and common expenses are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investment Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized to interest income over the lives of the respective securities. The Fund declares dividends from net investment income daily and pays such dividends monthly.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $6,874 for the period ended September 30, 2000. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were $10,480 for the period ended September 30, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company ("DMC"), the Investment Manager of the Fund, an annual fee which is calculated daily at the following rates: 0.45% on the first $500 million of average daily net assets of the Fund, 0.40% on the next $500 million, 0.35% on the next $1.5 billion and 0.30% on the average daily net assets over $2.5 billion. At September 30, 2000, the Fund had a liability for investment management fees and other expenses payable to DMC of $213,204.

The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets subject to certain minimums. At September 30, 2000, the Fund had no liability for such fees and other expenses payable to DSC.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the Consultant Class and 1.00% of the average daily net assets of the B and C Classes. At September 30, 2000, the Fund had a liability for such fees payable to DDLP of $43,745.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees, and employees are paid no compensation by the Fund.

--------------------------------------------------------------------------------

3. Capital Shares
Transactions in capital shares were as follows:

                                                  Six Months
                                                    Ended          Year Ended
                                                   9/30/00           3/31/00
                                                 (Unaudited)
Shares sold:
  A Class .....................................  491,382,427      1,671,713,220
  B Class .....................................   23,955,737         76,974,959
  C Class .....................................   30,256,943        114,902,183
  Consultant Class ............................   32,205,560        110,646,645

Shares issued upon reinvestment of
dividends from net investment income:
  A Class .....................................   14,740,960         24,635,985
  B Class .....................................      365,625            751,623
  C Class .....................................      140,955            307,007
  Consultant Class ............................      858,657          1,428,832
                                                ------------     --------------
                                                 593,906,864      2,001,360,454
                                                ------------     --------------

Shares repurchased:
  A Class ..................................... (523,581,398)    (1,718,412,277)
  B Class .....................................  (29,937,830)       (74,287,569)
  C Class .....................................  (32,110,141)      (118,578,432)
  Consultant Class ............................  (33,748,348)      (122,160,648)
                                                 -----------     --------------
                                                (619,377,717)    (2,033,438,926)
                                                ------------     --------------
Net decrease ..................................  (25,470,853)       (32,078,472)
                                                ============     ==============

DELAWARE(SM)                                         For Shareholders
INVESTMENTS                                          1.800.523.1918
---------------------
Philadelphia o London                                For Securities Dealers
                                                     1.800.362.7500

                                                     For Financial Institutions
                                                     Representatives Only
                                                     1.800.659.2265

                                                     www.delawareinvestments.com

This semi-annual report is for the information of Delaware Cash Reserve shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Cash Reserve and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Money market funds strive to maintain a net asset value of $1 a share. However, there is no guarantee this goal will be met. Yields fluctuate with market conditions. The Fund is neither insured nor guaranteed by the U.S. government.

------------------------------------------------------------------------------------------------------------------------------------
BOARD OF TRUSTEES                              Charles E. Peck                            Investment Manager
                                               Retired                                    Delaware Management Company
Wayne A. Stork                                 Fredericksburg, VA                         Philadelphia, PA
Chairman
Delaware Investments Family of Funds           Janet L. Yeomans                           International Affiliate
Philadelphia, PA                               Vice President and Treasurer               Delaware International Advisers Ltd.
                                               3M Corporation                             London, England
Walter P. Babich                               St. Paul, MN
Board Chairman                                                                            National Distributor
Citadel Constructors, Inc.                                                                Delaware Distributors, L.P.
King of Prussia, PA                            AFFILIATED OFFICERS                        Philadelphia, PA
                                               Charles E. Haldeman, Jr.
David K. Downes                                President and Chief Executive Officer      Shareholder Servicing, Dividend
President and Chief Executive Officer          Delaware Management Holdings, Inc.         Disbursing and Transfer Agent
Delaware Investments Family of Funds           Philadelphia, PA                           Delaware Service Company, Inc.
Philadelphia, PA                                                                          Philadelphia, PA
                                               Richard J. Flannery
John H. Durham                                 Executive Vice President                   2005 Market Street
Private Investor                               and General Counsel                        Philadelphia, PA 19103-3682
Horsham, PA                                    Delaware Investments Family of Funds
                                               Philadelphia, PA
Anthony D. Knerr
Consultant, Anthony Knerr & Associates         Bruce D. Barton
New York, NY                                   President and Chief Executive Officer
                                               Delaware Distributors, L.P.
Ann R. Leven                                   Philadelphia, PA
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN


(3966)                                                        Printed in the USA
SA-008 [9/00] PP 11/00                                                  (J6514)